EXHIBIT 10.41

Execution Copy

JOINDER TO LOAN DOCUMENTS

This Joinder to Loan Documents (this “Joinder”) is made as of May 27, 2008, by and among:

BURLINGTON COAT FACTORY WAREHOUSE CORPORATION
(“Borrower”), a corporation organized under the laws of the State of Delaware, with its principal executive offices at 1830 Route 130, Burlington, New Jersey 08016;

The FACILITY GUARANTORS party to the Credit Agreement (as defined below) set forth on Schedule I annexed hereto (collectively, the “Existing Facility Guarantors”);

BCF CARDS, INC., a Virginia corporation, BURLINGTON COAT FACTORY OF PUERTO RICO, LLC, a Puerto Rico limited liability company, BURLINGTON COAT FACTORY OF HAWAII, LLC, a Hawaii limited liability company, BURLINGTON COAT FACTORY OF MONTANA, LLC, a Montana limited liability company, BURLINGTON COAT FACTORY OF VERMONT, LLC, a Vermont limited liability company, BURLINGTON COAT FACTORY OF SOUTH DAKOTA, LLC, a South Dakota limited liability company and BURLINGTON COAT FACTORY OF WYOMING, LLC, a Wyoming limited liability company (individually, each a “New Facility Guarantor” and collectively, the “New Facility Guarantors”); and

BEAR STEARNS CORPORATE LENDING INC., a Delaware corporation, having a place of business at 383 Madison Avenue, New York, New York 10179, as administrative agent (in such capacity, the “Administrative Agent”) for its own benefit and the benefit of the other Credit Parties (as defined in the Credit Agreement referred to below) and as collateral agent (in such capacity, the “Collateral Agent”), for its own benefit and for the benefit of the other Secured Parties (as defined in the Credit Agreement referred to below) to the Credit Agreement (as defined below);

in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

W I T N E S S E T H :

A. Reference is made to a certain Credit Agreement dated as of April 13, 2006 (as amended, modified, supplemented or restated and in effect from time to time, the “Credit Agreement”), by and among, among others, Borrower, Existing Facility Guarantors (together with the Borrower, the “Existing Loan Parties”), the Lenders named therein (collectively, the “Lenders”) and Bear Stearns Corporate Lending Inc., as Administrative Agent, (in such capacity, the “Administrative Agent”), and as collateral agent (in such capacity the “Collateral Agent”, and collectively with the Administrative Agent, the “Agents”).

B. Reference is further made to (i) a certain Guaranty dated as of April 13, 2006 (as amended, modified, supplemented or restated and in effect from time to time, the “Guaranty”) entered into among the Existing Facility Guarantors in favor of the Administrative Agent, the Collateral Agent and the other Secured Parties, pursuant to which each Existing Facility Guarantor unconditionally guaranteed all Obligations of the Borrower under the Credit Agreement and the other Loan Documents; and (ii) a certain Security Agreement dated as of April 13, 2006 (as amended, modified, supplemented or restated and in effect from time to time, the “Security Agreement”) entered into among the Existing Loan Parties and the

Collateral Agent, to secure the Existing Loan Parties respective Obligations under the Loan Documents.

C. Pursuant to the terms of Section 5.12 of the Credit Agreement, the Borrower is required to cause the New Facility Guarantors to become a party to, and bound by the terms of, the Credit Agreement and certain of the other Loan Documents, in the same capacity and to the same extent as the Existing Facility Guarantors thereunder.

D. In order for the New Facility Guarantors to become party to the Credit Agreement and certain of the other Loan Documents as provided herein, the New Facility Guarantors and the Existing Loan Parties are required to execute this Joinder.

NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1 Definitions. All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Credit Agreement.
2.           Joinder and Assumption of Obligations. Effective as of the date of this Joinder:
a.           Each New Facility Guarantor hereby:
i.           Joins in the execution of, and becomes a party to (i) the Credit Agreement, as a Facility Guarantor; (ii) the Guaranty, as a Facility Guarantor, and unconditionally guarantees, as a primary obligor and not merely as a surety, the due and punctual payment and performance (whether at the stated maturity, by acceleration or otherwise) by the Borrower of all Obligations; (iii) the Security Documents, as a Grantor; and (iv) each of the other Loan Documents to which the Existing Facility Guarantors are a party.
ii.           Assumes and agrees to perform all applicable duties and Obligations of a Loan Party under the Credit Agreement, the Guaranty, the Security Agreement and the other Loan Documents to which the Existing Facility Guarantors are a party.
b.           Without in any manner limiting the generality of clause (a) above, each New Facility Guarantor hereby covenants and agrees that:
i.           Such New Facility Guarantor shall be bound by all covenants (other than covenants which specifically relate solely to an earlier date), agreements, liabilities and acknowledgments of (i) a “Facility Guarantor” under the Credit Agreement and the Guaranty and (ii) a “Grantor” under the Security Agreement, in each case, with the same force and effect as if such New Facility Guarantor was a signatory thereto and was expressly named therein;
ii.           The Obligations may be extended or renewed, in whole or in part, without further notice to or assent from, such New Facility Guarantor, and that it will remain bound upon the Guaranty notwithstanding any extension or renewal of any of the Obligations, (ii) such New Facility Guarantor is jointly and severally liable for all Guaranteed Obligations (as defined in the Guaranty);
iii.           To secure the prompt and complete payment, performance and observance of all of the Obligations and all renewals, extensions, restructurings and refinancings thereof, each New Facility Guarantor hereby grants, mortgages, pledges and hypothecates to the Collateral Agent, for the benefit of the Collateral Agent and the Secured Parties, a Lien upon all of its right, title and interest in, to and under the Collateral.
3.           Representations and Warranties. Each New Facility Guarantor hereby makes all representations, warranties, and covenants set forth in the Credit Agreement, the Guaranty, the Security Agreement, and each of the other Loan Documents to which the Existing Facility Guarantors are a party, as of the date hereof (other than representations, warranties and covenants that relate solely to an earlier date). To the extent that any changes in any representations, warranties, and covenants require any amendments to the Schedules to the Credit Agreement or other Loan Documents, such Schedules are hereby updated, as evidenced by any supplemental Schedules (if any) annexed to this Joinder.
4.           Ratification of Loan Documents. Except as specifically amended by this Joinder and the other documents executed and delivered in connection herewith, all of the terms and conditions of the Credit Agreement and of the other Loan Documents shall remain in full force and effect as in effect prior to the date hereof, without releasing any Loan Party thereunder or Collateral granted by any Loan Party.
5.           Conditions Precedent to Effectiveness. This Joinder shall not be effective until the following conditions precedent have each been fulfilled to the reasonable satisfaction of the Administrative Agent:

a.           This Joinder shall have been duly executed and delivered by the respective parties hereto, and shall be in full force and effect and shall be in form and substance reasonably satisfactory to the Administrative Agent.
b.           All action on the part of each New Facility Guarantor and the other Loan Parties necessary for the valid execution, delivery and performance by such New Facility Guarantor of this Joinder and all other documentation, instruments, and agreements required to be executed in connection herewith shall have been duly and effectively taken and evidence thereof reasonably satisfactory to the Administrative Agent shall have been provided to the Administrative Agent.
 c.           Each New Facility Guarantor (and each other Loan Party, to the extent requested by the Administrative Agent) shall each have delivered the following to the Administrative Agent, in form and substance reasonably satisfactory to the Administrative Agent:
i.           Certificate of Legal Existence and Good Standing issued by the Secretary of the State of its incorporation or organization.
ii.           A certificate of an authorized officer of the due adoption, continued effectiveness, and setting forth the text, of each corporate resolution adopted in connection with the assumption of obligations under the Credit Agreement and the other Loan Documents, and attesting to the true signatures of each Person authorized as a signatory to any of the Loan Documents, together with true and accurate copies of all Charter Documents.
iii.           Execution and delivery by each New Facility Guarantor of such other documents, agreements and certificates as the Administrative Agent and the Collateral Agent may reasonably require.
d.           Upon the reasonable request of the Administrative Agent, the Agents shall have received a favorable written legal opinion of the Loan Parties’ counsel addressed to the Agents and the other Lenders, covering such matters relating to the New Facility Guarantors, the Loan Documents and/or the transactions contemplated thereby as the Agents shall reasonably request.
e.           The Administrative Agent shall have received all documents and instruments, (including an authenticated record authorizing the Agents and their representatives to file such UCC financing statements as the Agents may determine to be appropriate), required by law or requested by the Administrative Agent or the Collateral Agent to create or perfect the first priority Lien (subject only to Permitted Encumbrances having priority by operation of Applicable Law) intended to be created under the Loan Documents and all such documents and instruments shall have been so filed, registered or recorded or other arrangements reasonably satisfactory to the Agents.
f.           The Loan Parties shall have executed and delivered to the Agents such additional documents, instruments, and agreements as the Agents may reasonably request.
6.           Miscellaneous.
a.           This Joinder may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.
b.           This Joinder expresses the entire understanding of the parties with respect to the transactions contemplated hereby.  No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.
c.           Any determination that any provision of this Joinder or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not effect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Joinder.
d.           The Loan Parties shall pay all Credit Party Expenses of the Agents and the Secured Parties, including, without limitation, all such Credit Party Expenses incurred in connection with the preparation, negotiation, execution and delivery of this Joinder in accordance with the terms of the Credit Agreement.

e.           THIS JOINDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, each of the undersigned has caused this Joinder to be duly executed and delivered by its proper and duly authorized officer as of the date first written above.

NEW FACILITY GUARANTORS:

BCF CARDS, INC.

By:	/s/ Paul Tang
Name:	Paul Tang
Title:	Executive Vice President

BURLINGTON COAT FACTORY OF PUERTO RICO, LLC

By:	/s/ Paul Tang
Name:	Paul Tang
Title:	Executive Vice President

BURLINGTON COAT FACTORY OF HAWAII, LLC

By:	/s/ Paul Tang
Name:	Paul Tang
Title:	Executive Vice President

BURLINGTON COAT FACTORY OF MONTANA, LLC

By:	/s/ Paul Tang
Name:	Paul Tang
Title:	Executive Vice President

BURLINGTON COAT FACTORY OF VERMONT, LLC

By:	/s/ Paul Tang
Name:	Paul Tang
Title:	Executive Vice President

BURLINGTON COAT FACTORY OF SOUTH DAKOTA, LLC

By:	/s/ Paul Tang
Name:	Paul Tang
Title:	Executive Vice President

BURLINGTON COAT FACTORY OF WYOMING, LLC

By:	/s/ Paul Tang
Name:	Paul Tang
Title:	Executive Vice President

ADMINISTRATIVE AGENT:

BEAR STEARNS CORPORATE LENDING INC.

By:	/s/ Linda A. Carper
Name:	Linda A. Carper
Title:	Vice President

COLLATERAL AGENT:

BEAR STEARNS CORPORATE LENDING INC.

By:	/s/ Linda A. Carper
Name:	Linda A. Carper
Title:	Vice President

Acknowledged and Agreed:

BURLINGTON COAT FACTORY WAREHOUSE CORPORATION, as Borrower
By:	/s/ Paul Tang
Name:	Paul Tang
Title:	Executive Vice President

THE ENTITIES LISTED ON SCHEDULE I HERETO, as Existing Facility Guarantors
By:	/s/ Paul Tang
Name:	Paul Tang
Title:	Executive Vice President

Schedule I

Existing Facility Guarantors

Burlington Coat Factory Holdings, Inc.
Burlington Coat Factory Investments Holdings, Inc.
Burlington Coat Factory Realty of Huntsville, LLC
Burlington Coat Factory Realty of Mesa, Inc.
Burlington Coat Factory Realty of Desert Sky, Inc.
Burlington Coat Factory Realty of Dublin, Inc.
Burlington Coat Factory Realty of Florin, Inc.
Burlington Coat Factory Realty of Ventura, Inc.
Burlington Coat Realty of East Windsor, Inc.
Burlington Coat Factory of Texas, Inc.
Burlington Coat Factory Purchasing, Inc.
C.F.I.C. Corporation
C.L.B., Inc.
Burlington Coat Factory Realty Corp.
Burlington Coat Factory Realty of University Square, Inc.
Burlington Coat Factory Realty of Coral Springs, Inc.
Burlington Coat Factory Realty of West Colonial, Inc.
Burlington Coat Factory Realty of Orlando, Inc.
Burlington Coat Factory Realty of Sarasota, Inc.
K&T Acquisition Corp.
Bee Ridge Plaza, LLC
Burlington Coat Factory Realty of Morrow, Inc.
Burlington Coat Realty of Gurnee, Inc.
Burlington Coat Factory Realty of Bloomingdale, Inc.
Burlington Coat Factory Realty of River Oaks, Inc.
Burlington Coat Factory Realty of Greenwood, Inc.
Burlington Coat Factory Realty of North Attleboro, Inc.
Burlington Coat Factory Realty of Des Peres, Inc.
Burlington Coat Realty of Las Vegas, Inc.
Burlington Coat Factory Realty of Edgewater Park, Inc.
Burlington Coat Factory Realty of Paramus, Inc.
Burlington Coat Factory Realty of Pinebrook, Inc.
Burlington Coat Factory Warehouse of Edgewater Park Urban Renewal Corp.
Burlington Coat Factory Realty of Yonkers, Inc.
LC Acquisition Corp.
Burlington Coat Factory Realty of Tulsa, Inc.
Burlington Coat Factory Realty of West Mifflin, Inc.
Burlington Coat Factory Realty of Langhorne, Inc.
Burlington Coat Factory Realty of Whitehall, Inc.
Burlington Coat Factory Realty of Memphis, Inc.
Burlington Coat Realty of Plano, Inc.
Burlington Coat Realty of Houston, Inc.
Burlington Coat Factory Realty of Westmoreland, Inc.
Burlington Coat Factory Realty of Bellaire, Inc.
Burlington Coat Factory Realty of El Paso, Inc.
Burlington Coat Realty of Potomac, Inc.
Burlington Coat Factory Realty of Fairfax, Inc.
Burlington Coat Factory Realty of Coliseum, Inc.
Burlington Coat Factory Realty of Franklin, Inc.